OMB APPROVAL

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 7, 2006
                            -------------------------


                          Career Education Corporation
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


             Delaware                 0-23245               36-3932190
             --------                 -------               ----------
  (State or Other Jurisdiction      (Commission           (IRS Employer
        of Incorporation)           File Number)        Identification No.)


         2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL  60169
                  ----------------------------------------------  ------
               (Address of Principal Executive Offices)        (Zip Code)


        Registrant's telephone number, including area code (847) 781-3600
                                 --------------


           ---------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
                                    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
                                  240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
                           Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
                           Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On November 7, 2006, Career Education Corporation (the "Registrant") issued a press release to report the Registrant's financial results for the quarter ended September 30, 2006. A copy of the Registrant's release is attached hereto as
Exhibit 99.1, and the information contained therein is incorporated herein by reference. The information contained in Item 2.02 to this Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and the information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

    Exhibit
    Number     Description of Exhibits
    --------   -----------------------
     99.1      Press Release of Registrant dated November 7, 2006, reporting the
               Registrant's financial results for the quarter ended September
               30, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CAREER EDUCATION CORPORATION


                                       By:  /s/ Patrick K. Pesch
                                            ------------------------------------
                                            Patrick K. Pesch
                                            Executive Vice President, Chief
                                            Financial Officer, and Assistant
                                            Secretary



                                       Dated: November 7, 2006

Exhibit Index



  Exhibit
  Number     Description of Exhibits
  --------   -----------------------
   99.1      Press Release of Registrant dated November 7, 2006, reporting the
             Registrant's financial results for the quarter ended September 30, 2006.